[FRONT COVER]


1999 ANNUAL REPORT







OPPENHEIMER
CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
October 31, 1999



















                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

BRIDGET A. MACASKILL
President
Oppenheimer
Capital Preservation Fund


Dear Shareholder,

Whenever a new year begins -- let alone a new decade or century -- it makes sense to pause a moment to assess where we've been and where we're going.

In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year-end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated their inflation-fighting resolve by raising interest rates three times between June and November.

As is normal in a rising interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed ten years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar.

 2    Oppenheimer Capital Preservation Fund

Clearly, while the Internet is here to stay, all "dot-com" companies will not survive, and many of these high-flying Internet stocks will eventually -- and perhaps very suddenly -- return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

What else is in store for investors in 2000? Unfortunately, we have no infallible crystal ball. However, we believe that, in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.


Sincerely,

/s/Bridget A. Macaskill

Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OffenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund is contained in the page that follows.



 3    Oppenheimer Capital Preservation Fund

JOHN KOWALIK

Portfolio Manager


STRATEGY

The Fund is designed to invest in shares of other Oppenheimer fixed income mutual funds. While keeping portfolio duration of 2 1/2 to 3 years, we will attempt to allocate the assets of the portfolio primarily among shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Money Market Fund and Oppenheimer Strategic Income Fund.(1)


COMMENTARY

Oppenheimer Capital Preservation Fund began operating on September 27, 1999. During the Fund's relatively brief operations for this reporting period, overall markets continued to be characterized by strong growth, subdued inflation, investor preference for stocks over bonds, and the search for conclusive market data. October, which tends to produce volatile markets, did not disappoint.

Investor concerns focused on a perceived spike in September producer prices, as well as the Federal Reserve's stated bias toward raising short-term interest rates. Indeed, by the middle of the month, yields were bumping up against recent highs. However, as more calming data was released, yields started trending downward toward the end of the month, based on easing fear of Fed tightening. Investors seemed to tread cautiously, continuing their recent search for more conclusive data.




1. Oppenheimer Capital Preservation Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable net asset value per share.


 4    Oppenheimer Capital Preservation Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS October 31, 1999



                                                                                                                MARKET VALUE
                                                                                              SHARES            SEE NOTE 1
==============================================================================================================================
FIXED INCOME FUNDS - 89.0%
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund, Y Shares                                                                        406      $       4,100
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Y Shares                                                   6,790             68,037
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund, Y Shares                                                          4,520             19,482
                                                                                                                  ------------

Total Fixed Income Funds (Cost $91,865)                                                                                91,619

==============================================================================================================================
MONEY MARKET FUND - 11.0%
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Money Market Fund, Inc. (Cost $11,368)                                                  11,368             11,368

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (Cost $103,233)                                                          100.0%            102,987
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        0.0                 13
                                                                                              -------------     --------------
NET ASSETS                                                                                           100.0%     $     103,000
                                                                                              =============     ==============


See accompanying Notes to Financial Statements.

































 5    Oppenheimer Capital Preservation Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES October 31, 1999




================================================================================================================================
ASSETS
Investments, at value (cost $103,233) - see accompanying statement                                                     $102,987
--------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                                      446
Wrapper agreement - Note 5                                                                                                  240
                                                                                                           ---------------------
Total assets                                                                                                            103,673

================================================================================================================================
LIABILITIES
Bank overdraft                                                                                                               31
--------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                                   561
Distribution and service plan fees                                                                                           26
Transfer and shareholder servicing agent fees                                                                                25
Wrapper agreement fee                                                                                                        16
Other                                                                                                                        14
                                                                                                           ---------------------
Total liabilities                                                                                                           673

================================================================================================================================
NET ASSETS                                                                                                             $103,000
                                                                                                           =====================

================================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                        $102,985
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                          21
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                                   (6)
                                                                                                           ---------------------
Net assets                                                                                                             $103,000
                                                                                                           =====================

================================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$100,000 and 10,000 shares of beneficial interest outstanding)                                                           $10.00

Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                                                              $10.36

--------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,000
and 100 shares of beneficial interest outstanding)                                                                       $10.00

--------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,000
and 100 shares of beneficial interest outstanding)                                                                       $10.00

--------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,000 and 100 shares of beneficial interest outstanding)                                                  $10.00



See accompanying Notes to Financial Statements.

 6    Oppenheimer Capital Preservation Fund

================================================================================
STATEMENT OF OPERATIONS For the Period from September 27, 1999 (commencement of operations) to October 31, 1999



================================================================================================================================
INVESTMENT INCOME
Dividends                                                                                                                  $663
--------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                     15
                                                                                                           ---------------------
Total income                                                                                                                678

================================================================================================================================
EXPENSES
Management fees                                                                                                              74
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                      24
Class B                                                                                                                       1
Class C                                                                                                                       1
--------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                                25
--------------------------------------------------------------------------------------------------------------------------------
Wrapper agreement fee                                                                                                        16
--------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                        13
                                                                                                           ---------------------
Total expenses                                                                                                              154
Less voluntary assumption                                                                                                   (43)
                                                                                                           ---------------------

Net expenses                                                                                                                111

================================================================================================================================
NET INVESTMENT INCOME                                                                                                       567

================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments                                                                                             --

--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                                                (246)
Wrapper agreement                                                                                                           240
                                                                                                           ---------------------
Net realized and unrealized loss                                                                                             (6)

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                       $561
                                                                                                           =====================


See accompanying Notes to Financial Statements.

















 7    Oppenheimer Capital Preservation Fund

================================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               PERIOD ENDED
                                                                                                           OCTOBER 31, 1999(1)
================================================================================================================================
OPERATIONS
Net investment income                                                                                                      $567
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                                                        (6)
                                                                                                           ---------------------
Net increase in net assets resulting
from operations                                                                                                             561

================================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment
income:
Class A                                                                                                                    (545)
Class B                                                                                                                      (5)
Class C                                                                                                                      (5)
Class Y                                                                                                                      (6)

================================================================================================================================
NET ASSETS
Total increase                                                                                                               --
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                     103,000 (2)
                                                                                                           ---------------------
End of period (including undistributed net investment
income of $21 for the period ended October 31, 1999)                                                                   $103,000
                                                                                                           =====================


1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999.
2. Reflects the value of the Manager's initial seed money investment at June 11, 1999.

See accompanying Notes to Financial Statements.

























 8    Oppenheimer Capital Preservation Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A              CLASS B              CLASS C             CLASS Y
                                                ----------------------------------------------------------------------------------

                                                PERIOD ENDED         PERIOD ENDED         PERIOD ENDED        PERIOD ENDED
                                                OCTOBER 31,          OCTOBER 31,          OCTOBER 31,         OCTOBER 31,
                                                       1999(1)               1999(1)             1999(1)              1999(1)
==================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $10.00                $10.00              $10.00               $10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .05                   .05                 .05                  .06
----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Total dividends from net investment income               (.05)                 (.05)               (.05)                (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.00                $10.00              $10.00               $10.00
                                                ==============       ===============      ==============      ===============

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                     0.55%                 0.48%               0.48%                0.57%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $100                    $1                  $1                   $1
----------------------------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                        $100                    $1                  $1                   $1
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   5.75%                 5.10%               5.10%                6.19%
Expenses, before voluntary assumption                   1.55%                 2.25%               2.25%                1.15%
Expenses, after voluntary assumption                    1.12%                 1.81%               1.81%                0.72%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 0%                    0%                  0%                   0%

1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999 were $103,233 and $0, respectively.

See accompanying Notes to Financial Statements.
















 9    Oppenheimer Capital Preservation Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Capital Preservation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks high current income while seeking to maintain a stable value per share. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan's specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B and Class C shares are offered without front-end sales charge, but may be subject to a contingent deferred-sales charge (CDSC) if redeemed within 5 years or 12 months, respectively, of purchase. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor).

All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATIOn. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the "underlying funds"). The net asset values of the underlying funds are determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.

The Fund may invest in certain portfolio securities, as described in the Fund's prospectus. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract (GIC) obligates the contract provider to maintain the "Book Value" of all or a portion of the Fund's investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The fair value of the contract generally will be equal to the difference between the "Book Value," and the market value of the Fund's portfolio investments subject to the contract. If the market value of the Fund's portfolio investments is greater than its Book Value, the contract value will be reflected as a liability ("wrapper agreement") of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fund's portfolio investments is less than its Book Value, the contract value will be reflected as an asset ("wrapper agreement") of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of October 31, 1999, the Fund has entered into one wrapper agreement, with the Bank of America, NA.



10       Oppenheimer Capital Preservation Fund

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
TRUSTEES'COMPENSATION. The Fund has adopted a unfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-distribution date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-distribution date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $15. Undistributed net investment income was increased by the same amount.







11       Oppenheimer Capital Preservation Fund

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. There were no transactions in shares of beneficial interest for the period from September 27, 1999 (commencement of operations) to October 31, 1999.
--------------------------------------------------------------------------------
3.  UNREALIZED GAINS AND LOSSES ON SECURITIES
As of October 31, 1999, net unrealized depreciation on securities of $6 was composed of gross appreciation of $240, and gross depreciation of $246.
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. That fee shall be reduced by the management fees received by the Manager during the period from the underlying funds attributable to investments by the Fund in shares of such underlying funds. This is to assure that the management fee paid directly and indirectly by the Fund to the Manager shall not exceed the fees described above.

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the shareholder servicing agent for the other Oppenheimer funds.

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc (OFDI) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     AGGREGATE    CLASS A FRONT-END    COMMISSIONS ON       COMMISSIONS ON      COMMISSIONS ON
                     FRONT-END    SALES CHARGES        CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
                     SALES        RETAINED BY          ADVANCED BY          ADVANCED BY         ADVANCED BY
                     CHARGES ON   DISTRIBUTOR          DISTRIBUTOR(1)       DISTRIBUTOR(1)      DISTRIBUTOR(1)
                     CLASS A
PERIOD ENDED         SHARES
--------------------------------------------------------------------------------------------------------------

 October 31, 1999       $ --             $ --                 $ --                 $ --                $ --
--------------------------------------------------------------------------------------------------------------

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.




12       Oppenheimer Capital Preservation Fund



                     CLASS A CONTINGENT          CLASS B CONTINGENT DEFERRED      CLASS C CONTINGENT DEFERRED
                     DEFERRED SALES CHARGES      SALES CHARGES RETAINED BY        SALES CHARGES RETAINED BY
PERIOD ENDED         RETAINED BY DISTRIBUTOR     DISTRIBUTOR                      DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------
 October 31, 1999               $ --                         $1,693                             $ --
----------------------------------------------------------------------------------------------------------------

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

CLASS A SERVICE PLAN. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $24, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

----------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION FEES PAID TO THE DISTRIBUTOR FOR THE PERIOD ENDED OCTOBER 31, 1999 WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S AGGREGATE      UNREIMBURSED EXPENSES
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        AS % OF NET ASSETS OF
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   CLASS
-------------------------------------------------------------------------------------------------------------------
CLASS B PLAN             $1                   $ --                      $ --                        --%
-------------------------------------------------------------------------------------------------------------------
CLASS C PLAN              1                     --                        --                        --
-------------------------------------------------------------------------------------------------------------------


5.  ILLIQUID OR RESTRICTED SECURITIES
As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.




13    Oppenheimer Capital Preservation Fund

6.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the period ended October 31, 1999.























































14    Oppenheimer Capital Preservation Fund

INDEPENDENT AUDITORS' REPORT
================================================================================


The Board of Trustees and Shareholders of Oppenheimer Capital Preservation Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Capital Preservation Fund as of October 31, 1999, and the related statement of operations and statement of changes in net assets and the financial highlights for the period from September 27, 1999 (commencement of operations), to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Preservation Fund as of October 31, 1999, the results of its operations, the changes in net assets and the financial highlights for the period from September 27, 1999 (commencement of operations), to October 31, 1999, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
November 19, 1999






























15    Oppenheimer Capital Preservation Fund

FEDERAL INCOME TAX INFORMATION  Unaudited

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


















































16    Oppenheimer Capital Preservation Fund

OPPENHEIMER CAPITAL PRESERVATION FUND

    Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board of
                                   Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Phillip A. Griffiths, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Pauline Trigere, Trustee
                              Clayton K. Yeutter, Trustee
                              John S. Kowalik, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert G. Zack, Assistant Secretary
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer

    Investment Advisor        OppenheimerFunds, Inc.

    Distributor               OppenheimerFunds Distributor, Inc.

    Transfer and              OppenheimerFunds Services
    Shareholder Servicing
    Agent

    Custodian of Portfolio    Citibank, N.A.
    Securities

    Independent Auditors      KPMG LLP

    Legal Counsel             Mayer, Brown & Platt


    This is a copy of a report to shareholders of Oppenheimer Capital Preservation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Capital Preservation Fund. For material information concerning the Fund, see the Prospectus.

    SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

















17    Oppenheimer Capital Preservation Fund

RA0755.001   December 30, 1999